SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 19, 2001


                            THE PROFIT RECOVERY GROUP
                               INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)

                        Commission File Number 000-28000

            Georgia                                    58-2213805
(State or other jurisdiction of               (IRS Employer Identification
         incorporation)                                   No.)




         2300 Windy Ridge Parkway
             Suite 100 North
             Atlanta, Georgia                               30339-8426
 (Address of principal executive offices)                   (Zip Code)



        Registrant's telephone number including area code (770) 779-3900





          (Former name or former address, if changed since last report)
                                       N/A

ITEM 5.  OTHER EVENTS.

     Reference is hereby made to the Registrant's Form S-8 Registration Statements (Nos. 333-64125, 333-61578, 333-30885 and 333-08707) filed with the
Securities and Exchange Commission (the "Commission") on September 23, 1998, May 24, 2001, July 8, 1997 and July 24, 1996, respectively.

     The Registrant is filing this Current Report on Form 8-K to file the Independent Auditors' Consent for the inclusion in the above-referenced Registration Statements of the accountants' report dated July 26, 2001, except as to Note 16 which is as of September 5, 2001, with respect to their audit of the financial statements of Howard Schultz & Associates International, Inc. contained in the Registrant's Definitive Proxy Statement filed with the Commission on December 19, 2001. The Independent Auditors' Consent is set forth in Exhibit 23.1 hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements.

         Not applicable.

     (b) Pro Forma Financial Information.

         Not applicable.

     (c) Exhibits.

         Exhibit
         Number            Description
         -------           -----------
         23.1              Consent of KPMG LLP.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE PROFIT RECOVERY GROUP
                                   INTERNATIONAL, INC.



Date:  December 26, 2001           By: /s/  Donald E. Ellis, Jr.
                                      -----------------------------------------
                                      Donald E. Ellis, Jr., Executive
                                      Vice President-Finance, Chief Financial
                                      Officer and Treasurer






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